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                                                                    EXHIBIT 10.4

                            RSA COMMUNICATIONS, INC.

                           1998 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------

          This Incentive Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below among Virata Limited, a corporation organized in the United Kingdom ("Virata"), RSA Communications, Inc., a Delaware corporation (the "Company") and a wholly-owned subsidiary of Virata, and the person named below as Employee.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAW OR VIRATA LIMITED SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          WHEREAS, Employee is an employee of the Company and/or one or more of its subsidiaries; and

          WHEREAS, pursuant to the Company's 1998 Stock Incentive Plan (as amended from time to time, the "Plan"), the Compensation Committee of the Board of Directors of Virata administering the Plan (the "Committee") has approved the grant to Employee of an option to purchase Ordinary Shares, par value Great Britain Pounds Sterling 0.01 per share, of Virata or any stock into which such Ordinary Shares shall have been changed or any stock resulting from any reclassification of such Ordinary Shares, on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.  Grant of Option; Certain Terms and Conditions.  Virata and the
              ---------------------------------------------
Company hereby grant to Employee, and Employee hereby accepts, as of the Date of Grant, an option (the "Option") to purchase the number of Ordinary Shares indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). The Option shall become exercisable to purchase upon vesting, and shall vest with respect to that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Vesting Rate indicated below (the "Options Subject to Vesting").
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          (a)  Employee:    (EmployeeName)
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          (b)  Date of Grant:    July ____, 1998
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          (c)  Number of shares purchasable:    (Options)
               ----------------------------

          (d)  Exercise Price per share:    $0.70
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          (e)  Expiration Date:  The Option shall lapse and expire on the
               ---------------
               seventh anniversary of the Date of Grant. The Period from Date of Grant to the Expiration Date is referred to as the "Term."

          (f)  Vesting Rate:  33% of the Option Shares on the first anniversary
               ------------
               of the date of grant and one-thirty sixth (1/36) of the Option Shares each month thereafter until 100% vested.

               The Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

          2.   Termination of Employment.
               -------------------------

               (a) Termination for Any Reason.  If Employee ceases to be an
                   --------------------------
     employee of the Company or any of its subsidiaries (a "Termination of Employment") for any reason whatsoever including for Cause (as defined in the Plan), other than death or Permanent Disability (as herein defined), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date; provided, however, that if the Termination of Employment occurred as a
     --------  -------
     result of a Constructive Discharge (as herein defined) or because the Company terminated Employee for reasons other than for Cause, then the portion of the Option that has not vested shall immediately vest as of the date of such Termination of Employment, and (B) the vested portion of the Option shall terminate on the date that is three months after the date of such Termination of Employment or the Expiration Date, whichever is earlier. "Constructive Discharge" is defined as Employee's termination of employment within six months of any of the following without Employee's express written consent (i) a reduction by the Company in Employee's cash compensation as in effect on the day after the closing of the transactions contemplated by the Merger Agreement; (ii) a relocation to a place more than 50 miles from the office regularly occupied by Employee, except for required travel by Employee on the Company's business to an extent substantially consistent with Employee's duties; provided, however, this
                                                      --------  -------
     provision shall not apply if substantially all of the Company's operations moves to a different location greater than 50 miles from its old location, or (iii) a material diminution by the Company in Employee's title at the Company on the date hereof.

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               (b) Death or Permanent Disability.  If Employee's Employment is
                   -----------------------------
     terminated by reason of the death or Permanent Disability (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall immediately vest as of the date of such Termination of Employment and (B) the Option shall terminate upon the earlier of the Expiration Date or the date that is six months after the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished in writing to the Board by two (2) independent physicians mutually acceptable to the Company and Employee.

          3.  Adjustments.  In the event that the outstanding securities of the
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class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction provide otherwise, the Committee shall make appropriate and proportionate adjustments in the number, exercise price and type of shares or other securities or cash or other property, as applicable, that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the
                            --------  -------
Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

          4.  Exercise of Option.  The Option shall be exercisable during
              ------------------
Employee's lifetime only by Employee or by his or her guardian or legal representative, and after Employee's death only by the person or entity entitled to do so under Employee's last will and testament or applicable intestate law. The Option may be exercised in whole or in part on not more than three occasions during the Term and only by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such
                                    --------  -------
aggregate Exercise Price may instead be made, in whole or in part, by (i) the delivery to the Company of a certificate or certificates representing shares of Ordinary Shares or other securities of the Company, duly endorsed or accompanied by a duly executed stock power, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), or (ii) by a reduction in the amount of Ordinary Shares or other property otherwise issuable pursuant to such Option (such reduction to be valued on the basis of the aggregate Fair Market Value, on

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the date of exercise, of the additional Ordinary Shares that would have been delivered to the Employee upon exercise of the Option), provided that the Company is not then prohibited from purchasing or acquiring Ordinary Shares.

          5.  Payment of Withholding Taxes.  If the Company becomes obligated to
              ----------------------------
withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Employee shall, as a condition to exercising the option, pay such amount to the Company in cash or by check payable to the Company; provided,
                                                                  --------
however, that payment of such tax withholding obligations may instead be made,
-------
in whole or in part, by (i) the delivery to the Company of a certificate or certificates representing Ordinary Shares or other securities of the Company, duly endorsed or accompanied by a duly executed stock power, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of the Exercise giving rise to the tax withholding obligation), or (ii) by a reduction in the amount of Ordinary Shares or other property otherwise issuable pursuant to the Exercise of the Option giving rise to the tax withholding obligation (such reduction to be valued on the basis of the aggregate Fair Market Value, on the date of such Exercise, of the additional Ordinary Shares that would have been delivered to the Employee upon such Exercise of the Option), provided that the Company is not then prohibited from purchasing or acquiring such Ordinary Shares.

          6.  Notices.  All notices and other communications required or
              -------
permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 2933 Bunker Hill Lane, Suite 201, Santa Clara, California 95054, telephone number: (408) 566-1000, or to Employee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

          7.  Stock Exchange Requirements; Applicable Laws.  Notwithstanding
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anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

          8.  Nontransferability.  Neither the Option nor any interest therein
              ------------------
may be Transferred in any manner, including any sale, exchange, assignment, transfer, pledge, mortgage, hypothecation, gift, grant, encumbrance or other disposition of any kind, whether

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voluntary, involuntary or by operation of law and whether direct or indirect, other than by will or the laws of descent and distribution.

          9.  Plan.  The Option is granted pursuant to the Plan, as in effect on
              ----
the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such
                                              --------  -------
amendment shall deprive Employee, without his or her consent, of the Option or of any of Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Employee or any other person or entity then entitled to exercise the Option.

          10.  Stockholder Rights.  No person or entity shall be entitled to
               ------------------
vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement and the certificate of such shares shall have been issued.

          11.  Employment Rights.  No provision of this Agreement or of the
               -----------------
Option granted hereunder shall (a) confer upon Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and any of its subsidiaries to terminate the employment of Employee, with or without cause, or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. Employee hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Employee at any time and for any reason, or for no reason, unless employee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

          12.  Governing Law.  This Agreement and the Option granted hereunder
               -------------
shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

          13.  Financial Information.  The Company shall provide summary
               ---------------------
financial statements to Employee on an annual basis.

          14.  Options and Shares Issuable Upon Exercise Not Registered.
               --------------------------------------------------------
Employee, by accepting the Options, acknowledges that the Options are not, and Ordinary Shares and other securities issuable upon exercise of the Options may not be, registered under the Securities Act, and represents that he or she has acquired the Options for his or her own account and not with a present view to, or in connection with, any distribution thereof in violation of the Securities Act. Unless and until registered under the Securities Act, each stock certificate representing Ordinary Shares and other securities purchased upon exercise of one or more Options shall be stamped or otherwise imprinted with the following legend:

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     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAW OR VIRATA LIMITED SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

          15.  Shareholder Approval.  Any Option granted pursuant to his
               --------------------
Agreement shall not be effective until the Plan has been approved by the affirmative votes of the holders of a majority of the securities of Virata and the Company.

          IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the Date of Grant.

                           RSA Communications, Inc., a Delaware corporation


                           By________________________________
                             Title:



                           __________________________________
                           Signature

                           __________________________________
                           Street Address

                           __________________________________
                           City, State and Zip Code

                           __________________________________
                           Social Security Number

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